                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 29, 1998

                              ITC/\DELTACOM, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                                    0-23253            58-2301135
------------------------------------------------  ------------------   ------------------
   (State or other jurisdiction                      (Commission         (IRS Employer
       of incorporation)                             File Number)      Identification No.)


                 1241 O.G. Skinner Drive, West Point, GA 31833
               ------------------------------------------------
                   (Address of principal executive offices)

    Registrant's telephone number, including area code:  (706) 645-3880
                                                         --------------
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  OTHER EVENTS.
         -------------

          ITC/\DeltaCom, Inc. ("ITC/\DeltaCom") announced on July 29, 1998 that its Board of Directors has declared a two-for-one stock split to be effected in the form of a stock dividend. ITC/\DeltaCom issued a press release on July 29, 1998 describing the stock split and providing additional information about ITC/\DeltaCom. Such press release is filed as Exhibit 99 hereto and is incorporated by reference herein.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------



(c)  Exhibits.


     99.  Press release
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITC/\DELTACOM, INC.

                                        /s/  J. THOMAS MULLIS
                                        ---------------------------
                                        J. THOMAS MULLIS
                                        SENIOR VICE PRESIDENT AND
                                          GENERAL COUNSEL



DATE: JULY 31, 1998
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                                 EXHIBIT INDEX


EXHIBIT NUMBER                               EXHIBIT
--------------                    -------------------------------

      99.                                 PRESS RELEASE